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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                            USLIFE INCOME FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                                      n/a
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                            USLIFE INCOME FUND, INC.
                               2929 ALLEN PARKWAY
                               HOUSTON, TX 77019


                               November 15, 1999


Dear USLIFE Income Fund Shareholder:

     We recently sent you a proxy statement, together with a BLUE proxy card, for our 1999 Annual Meeting of Shareholders. The meeting is scheduled to be held on December 3, 1999.

     As of the current date, we have not yet received your signed BLUE proxy card.

     In case your original BLUE proxy card was misplaced, a duplicate proxy card is enclosed for your convenience. We ask you to sign and date the BLUE proxy card, and to return it promptly in the enclosed postage-paid envelope. It is very important that your shares be represented at the meeting.

     Thank you for your prompt attention. If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Georgeson Shareholder Communications Inc., toll free at 1-800-223-2064.

                                           Sincerely,

                                           /s/ ALICE T. KANE
                                           ---------------------------------
                                               Alice T. Kane
                                               President